                                                                     EXHIBIT 4.2


       Number                                                       Shares
USA
---------------------                                        -------------------

                                 [USA.NET LOGO]

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                                      CUSIP  90332G 10 4


THIS CERTIFIES THAT                                      SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS




IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                                 USA.NET, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]
/s/ CARRIE L. SCHIFF                                   /s/ JOHN W. GERDELMAN
    SECRETARY                                              PRESIDENT


COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

BY

               AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT -           Custodian
                                                                   ---------           ----------
TEN ENT - as tenants by the entireties                             (Cust)                (Minor)
                                                                   under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of                           Act
          survivorship and not as tenants                             ---------------------------
          in common                                                            (State)

                                               UNIF TRF MIN ACT  -        Custodian (until age   )
                                                                   -------                    ---
                                                                   (Cust)
                                                                          under Uniform Transfers
                                                                   -------
                                                                   (Minor)
                                                                   to Minors Act
                                                                                -----------------
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                        ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------

                                 X
                                  ------------------------------------------
                                 X
                                  ------------------------------------------
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  -------------------------------------

  THE SIGNATURE(S) MUST BE GUARANTEED BY
  AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN
  ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM), PURSUANT
  TO S.E.C. RULE 17Ad-15.